NuScale Power Reports First Quarter 2026 Results • NuScale’s exclusive global strategic partner, ENTRA1 Energy (“ENTRA1”), continues its work with Tennessee Valley Authority (“TVA”) to progress planning for the largest nuclear power deployment program in U.S. history with up to 6 gigawatts of NuScale small modular reactor (“SMR”) capacity • Shareholders of SN Nuclearelectrica SA approved proceeding with the next phase of the RoPower project to deploy a power plant with 6 NuScale Power ModulesTM (“NPMs”) at a former coal plant site in Doicești, Romania • NuScale and Framatome expanded their longstanding global supply chain partnership across the United States and Europe to support accelerated fuel delivery • NuScale maintained a strong liquidity position, ending the first quarter with $1 billion in liquidity and capital resources to drive project development and deployment CORVALLIS, Ore. – May 7, 2026 – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced SMR nuclear technology, today announced results for the first quarter ended March 31, 2026. “The demand for reliable, carbon-free power has never been greater, and NuScale is the only SMR technology provider with a U.S. Nuclear Regulatory Commission (“NRC”) approved design, an established supply chain and NPM components currently in production for commercial use to meet this essential need. We ended the first quarter with $1 billion in liquidity, expanded our supply chain partnership with Framatome and saw continued progress on the TVA program. We are building the infrastructure that this pivotal moment requires,” said John Hopkins, NuScale President and Chief Executive Officer. Liquidity & Capital Resources • Ended the first quarter of 2026 with cash, cash equivalents, and short- and long- term investments of $1.0 billion. Financial Update

• Revenue and cost of sales decreased by $12.8 million and $5.8 million, respectively, during the three months ended March 31, 2026 as compared to the three months ended March 31, 2025, primarily due to the revenue recognized from the RoPower technology license agreement (“TLA”) completed during the first three months of 2025 as well as the work associated with the Fluor’s Front- End Engineering and Design (“FEED”) Phase 2 engineering services in support of the RoPower project, which was completed in late 2025, with no comparable activity in 2026. • Research and development (“R&D”) expenses increased $3.7 million during the three months ended March 31, 2026 as compared to the three months ended March 31, 2025, primarily as a result of $5.7 million higher costs associated with the Company’s increased activities to advance the technological readiness and design maturity of our NPM components, partially offset by $1.9 million in lower regulatory costs as we received SDA approval in May 2025. • General and administrative expenses (“G&A”) increased $1.6 million during the three months ended March 31, 2026 as compared to the three months ended March 31, 2025, primarily due to $1.4 million of higher compensation costs due to increased headcount and $1.1 million of higher organizational costs, partially offset by $1.1 million of lower accounting and legal fees now that the initial costs associated with becoming a large accelerated filer have passed. • Other expenses increased $10.0 million during the three months ended March 31, 2026 as compared to the three months ended March 31, 2025, primarily due to (a) the Company’s engineers and project personnel working on fewer commercial projects than in the prior year, resulting in the lower allocation to Cost of sales described above and (b) higher Other Compensation costs incurred as we have ramped up the resources supporting supply chain readiness and the delivery of future commercial projects. • Investment income increased $5.6 million during the three months ended March 31, 2026 as compared to the three months ended March 31, 2025, primarily as a result of the Company’s stronger cash position and higher investments in cash equivalents, short-term investments and longer-term investments.

Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the call will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the Company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to our strategic and operational plans, expectations (including regarding our market positioning, our progress toward deploying our technology, the RoPower plant, the market for nuclear energy and providing energy technology for communities around the world), future growth, and the outlook of our business. Actual results may differ materially as a result of a number of factors, including, among other things, the following: our status as a holding company; our ability to enter into binding contracts with customers to deliver NPMs; competition from other nuclear reactor technologies; delays in the development and manufacturing of NPMs and related technology; the possibility that we may incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1, Fluor and other strategic investors and partners; risks related to the Partnership Milestones Agreement entered into by NuScale Power, LLC and ENTRA1 on August 27, 2025; our supply base is constrained; our ability to manage our growth effectively; our need for additional funding in the future; manufacturing and construction issues; loss of government funding; the politically sensitive environment we are operating in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A common stock may be volatile; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; we have and may in the future be subject to short selling strategies; NuScale Power, LLC being treated as a corporation for U.S. federal income tax or state tax purposes; and requirements under the Tax Receivable Agreement. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, our results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in Part II, Item 1A “Risk Factors” of the Form 10-Q for the quarter ended March 31, 2026. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update or revise any forward-looking statements.

NuScale Power Corporation Condensed Consolidated Balance Sheet (Unaudited) (in thousands, except share and per share amounts) March 31, 2026 December 31, 2025 ASSETS Current Assets Cash and cash equivalents $ 341,129 $ 836,417 Short-term investments 549,000 417,800 Restricted cash 5,100 5,100 Prepaid expenses 4,768 4,877 Accounts and other receivables, net (2026 - $5,488; 2025 - $5,452 from related party) 8,468 8,378 Total current assets 908,465 1,272,572 Property, plant and equipment, net 3,181 1,924 In-process research and development 16,900 16,900 Intangible assets, net 483 527 Goodwill 8,255 8,255 Long-lead material work in process 65,092 63,767 Investments 118,634 32,954 Other assets 27,317 15,613 Total Assets $ 1,148,327 $ 1,412,512 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 21,558 $ 286,515 Accrued compensation 7,243 8,280 Other accrued liabilities 728 613 Deferred revenue 1,409 648 Total current liabilities 30,938 296,056 Noncurrent liabilities 7,185 2,570 Deferred revenue 307 335 Total Liabilities 38,430 298,961 Stockholders’ Equity Class A common stock, par value $0.0001 per share, 662,000,000 shares authorized, 323,741,458 and 318,480,601 shares outstanding as of March 31, 2026 and December 31, 2025, respectively 32 32 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 19,375,371 and 19,413,185 shares outstanding as of March 31, 2026 and December 31, 2025, respectively 2 2 Additional paid-in capital 1,943,726 1,901,678 Accumulated deficit (776,886) (732,871) Total Stockholders’ Equity Excluding Noncontrolling Interests 1,166,874 1,168,841 Noncontrolling interests (56,977) (55,290) Total Stockholders' Equity 1,109,897 1,113,551 Total Liabilities and Stockholders' Equity $ 1,148,327 $ 1,412,512

NuScale Power Corporation Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended March 31, (in thousands, except share and per share amounts) 2026 2025 Revenue (2026 - $—; 2025 - $7,269 from related party) $ 565 $ 13,375 Cost of sales (544) (6,373) Gross Margin 21 7,002 Research and development expenses 12,805 9,131 General and administrative expenses 24,839 23,264 Other expenses 19,901 9,934 Loss From Operations (57,524) (35,327) Sponsored cost share 4 63 Investment income 10,835 5,211 Loss Before Income Taxes (46,685) (30,053) Foreign income taxes — 342 Net Loss (46,685) (30,395) Net loss attributable to noncontrolling interests (2,670) (16,390) Net Loss Attributable to Class A Common Stockholders $ (44,015) $ (14,005) Loss per Share of Class A Common Stock: Basic and Diluted $ (0.14) $ (0.11) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 319,712,720 127,718,255

NuScale Power Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended March 31, 2026 2025 OPERATING CASH FLOW Net Loss $ (46,685) $ (30,395) Adjustments to reconcile net loss to operating cash flow: Depreciation and amortization 309 313 Equity-based compensation expense 5,239 4,458 Other changes in assets and liabilities: Prepaid expenses and other assets (7,769) (229) Accounts and other receivables (2026 - $(36); 2025 - $3,315 from related party) (90) 7,766 Long-lead material work in process (1,325) (1,609) Accounts payable and accrued expenses (264,195) (1,292) Net change in right of use assets and lease liabilities 107 (52) Deferred revenue 768 (22) Accrued compensation (1,037) (1,724) Net Cash Used in Operating Activities (314,678) (22,786) INVESTING CASH FLOW Proceeds from sale of short-term investments 222,800 20,000 Proceeds from sale of investments 5,865 — Purchase of short-term investments (344,000) (10,000) Purchase of investments (101,545) — Purchase of property, plant and equipment (1,522) (67) Net Cash (Used in) Provided by Investing Activities (218,402) 9,933 FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 37,261 99,757 Proceeds from exercise of common share options 531 2,962 Net Cash Provided by Financing Activities 37,792 102,719 Net Change in Cash, Cash Equivalents and Restricted Cash (495,288) 89,866 Cash, cash equivalents and restricted cash: Beginning of period 841,517 406,656 End of period $ 346,229 $ 496,522 Summary of Noncash Investing and Financing Activities: Investments that converted into short-term investments $ 10,000 $ — Accrued foreign income tax withholding to noncontrolling interests — 416 Plant, property and equipment in accounts payable — 65 Supplemental disclosures of cash flow information: Foreign income taxes paid $ — $ 1,600

Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power ir@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com